Supplement dated December 11, 2009
to the Prospectuses

Dated April 9, 2009
of
VAN KAMPEN PARTNERS TRUST,
on behalf each of its series,
Van Kampen O’Shaughnessy All Cap Core Fund
Van Kampen O’Shaughnessy Enhanced Dividend Fund
Van Kampen O’Shaughnessy Global Fund
Van Kampen O’Shaughnessy International Fund
Van Kampen O’Shaughnessy Large Cap Growth Fund
Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund,
each as previously supplemented on December 1, 2009, October 21, 2009,
September 14, 2009 and August 14, 2009

The prospectus is hereby supplemented as follows:

The Board of Trustees of the Fund has reviewed the investment policies and practices, performance, expenses and net assets of each Fund. On December 8, 2009, the Board of Trustees considered various options for the Fund and after due consideration of a number of factors, the Board of Trustees determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. The Fund has suspended the continuous offering of shares to new investors effective December 1, 2009 and will be closed to all investments except those through the dividend reinvestment plan on December 18, 2009. The Fund will be liquidated on or about January 22, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFNDSPT34 12/09